[Logo] LIBERTY
                                   ALL*STAR
                                   --------
                                   EQUITY FUND

                                 [COVER GRAPHIC]

  GROWTH                                                             CONSISTENCY

OBJECTIVITY                                                             VALUE

                            FIRST QUARTER REPORT 2000

LIBERTY ALL-STAR EQUITY FUND

Fund Facts                             4th Quarter        1st Quarter
----------                                1999                2000
                                       -----------        -----------
   Net Asset Value (NAV)                 $14.02              $14.48

   Market Price                          $11.063             $11.188

   Dividends Declared                     $0.34               $0.33

   Market Price Trading Range        $10.75 to $12.50     $9.75 to $11.75

   Discount Range                      22.8% to 8.4%       24.4% to 16.0%

Performance Summary
Periods Ending March 31, 2000                      Annualized Rates of Return
-----------------------------                      --------------------------

                                        Quarter  Year    3 Year  5 Year  10 Year
                                        -------  ----    ------  ------  -------
   Shares Valued at NAV                   5.6%   15.1%    20.4%   20.8%   16.8%

   Shares Valued at NAV
   with Dividends Reinvested              6.3    16.3     20.8    21.2    17.1

   Shares Valued at Market Price
   with Dividends Reinvested              4.1    (2.1)    10.8    15.6    15.9

   Lipper Growth and Income
   Mutual Fund Average                    2.2    14.2     18.4    19.9    14.9

   S&P 500 Index                          2.3    17.9     27.4    26.8    18.8

Figures shown for the Fund and the Lipper Growth and Income Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in all the Fund's rights offerings were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income.

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Fellow Shareholders:                                                    May 2000

   As we began the new millennium, market sentiment was decidedly cautious. Stronger than expected economic data again brought inflation fears to the forefront early in the new year and, as a result, stocks corrected across the entire market. None of the widely followed indices had positive returns for January, as investors rotated to less volatile stocks and looked to lock in a portion of their 1999 gains. Although all indices were down, small- and mid-cap stocks outperformed large-cap stocks for the third consecutive month. During February, the technology sector rebounded in response to strong corporate earnings and higher inflows into aggressive growth and technology mutual funds. Small- and mid-cap stocks again outpaced large-caps, but unlike January, growth indices clearly outperformed value indices across all capitalization ranges. With the fifth straight rate increase by the Federal Reserve in March and the hint of future rate hikes, high valuation stocks declined, particularly those in the technology and biotechnology sectors. For the first time in four months, large-cap stocks outperformed small- and mid-cap stocks. Investors shifted their focus to valuation and corporate earnings, and away from stock price momentum as a source for future returns. Consequently, value stocks outperformed growth stocks across the capitalization spectrum as the quarter came to a close. This change in investor sentiment resulted in record trading volume and significantly higher volatility during March.

   To quantify the volatility, one needs only observe the S&P 500 Index's performance over the quarter. The index declined 5 percent in January, declined another 1.9 percent in February, rose 9.8 percent in March, and finished the quarter up 2.3 percent. The volatility was even more apparent when comparing the growth and value styles within the S&P 500 Index over the same periods, as the following chart demonstrates.

[The following table was represented as a bar chart in the printed material.]

S&P 500 Barra Style Indices
          Jan-00    Feb-00    Mar-00    1st Quarter 2000
Growth    -6.7%      2.1%      9.2%     4.1%
Value     -3.2%     -6.2%     10.4%     0.2%

   The Fund's multi-managed approach, which combines both growth and value investment styles, fared well during this volatile period. Shares of the Fund valued at net asset

--------------------------------------------------------------------------------

value (NAV) rose 5.6 percent during the first quarter, compared to 2.2 percent for the Lipper Growth and Income Mutual Fund Average, the Fund's primary benchmark, and 2.3 percent for the S&P 500 Index. The Fund's performance was also consistent, as it outperformed both benchmarks in each month during the quarter. Shares valued at market price outperformed both the Lipper Growth and Income Mutual Fund Average and S&P 500 Index for the quarter as well. The Fund's longer-term results (provided in the table on the inside front cover of the report) show that for all time periods depicted, the Fund's NAV return has consistently exceeded that of the Lipper Growth and Income Mutual Fund Average. The Fund's NAV performance relative to the Lipper Growth and Income Average for the quarter, year, 3 year, 5 year and 10 year periods ranked (1=Best; 100=Worst) in the 15th, 38th, 37th, 40th, and 22nd percentiles, respectively.

   Although the Fund's short-term and long-term NAV performance has been competitive versus the Fund's benchmark, the market price performance for the same periods has not kept pace. Since the third quarter of last year, the dispersion between the two increased significantly, although it has stabilized for much of the first quarter. Closed-end fund discounts for both equity and fixed income funds have risen to levels not seen in a decade. While there are signs that these very attractive valuations are beginning to be recognized, discounts remain at historically high levels. Although LAMCO cannot single handedly change the perception of how investors view closed-end funds in the short term, we will continue to raise the awareness of this Fund and its competitive NAV performance. As the year progresses, we will continue to closely monitor the Fund's discount in order to determine if additional measures should be recommended in an attempt to narrow the Fund's discount. Due to the cyclicality of NAV performance versus market price performance of closed-end funds, it is not uncommon to have large swings in discount levels. Although the Fund's discount to NAV is wide, historic trends indicate that the discount has narrowed significantly from similar levels in the past, and this is especially true for funds like All-Star that have fixed distribution policies.

   The annual meeting of shareholders was held on April 19, 2000. Robert J. Birnbaum and William E. Mayer were re-elected as Trustees. All other Trustees continue in office and all other proposals placed before the meeting were approved.

   Thank you for your continuing support of the Fund.

Sincerely,


/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

                                          INVESTMENT GROWTH AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

[The following table was represented as a mountain chart in the printed material.]

1987   1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999   2000

                              <PLOT POINTS NEEDED>

Net Asset Value of One Share                                     $14.48(1)
Net Asset Value of Shares Acquired Through Dividend Reinvestment $62.65(2) Includes Additional Investments Made Through Rights Offerings $80.47(2)

1. Net asset value of one share of All-Star as of 3/31/00.
2. To evaluate NAV performance of the Fund, these values should be used. Each shows how the NAV has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through the rights offerings in 1992, 1993, 1994 and 1998.

   Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, four rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held; and the one in April 1998 allowed investors to acquire one share at $12.83 for every 20 shares held.

   As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $80.47 (5.557 shares times the current $14.48 net asset value per share). Excluding additional investments made through the rights offerings, an original share has grown to a net asset value of $62.65 (4.327 shares times the current $14.48 net asset value per share).

   Determining investment growth using market price value, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a market price value of $62.17 (5.557 shares times the current $11.188 market price per share).Excluding additional investments made through the rights offerings, an original share has grown to a market price value of $48.41 (4.327 shares times the current $11.188 market price per share).

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             Shares      Shares
               Shares                      Purchased    Acquired      Shares       NAV(1)                Market Price   Total Market
              Owned At                      Through     Through       Owned      Per Share   Total NAV     Per Share      Price Of
             Beginning     Per Share     Reinvestment    Rights       At End      At End     Of Shares      At End         Shares
Year         Of Period   Distributions      Program     Offering     Of Period   Of Period      Owned      Of Period        Owned
------------------------------------------------------------------------------------------------------------------------------------
1987           1.000       $1.18             0.140         --          1.140       $7.90        $9.01         $6.00         $6.84
------------------------------------------------------------------------------------------------------------------------------------
1988           1.140        0.64             0.107         --          1.247        8.29        10.34          7.25          9.04
------------------------------------------------------------------------------------------------------------------------------------
1989           1.247        0.95             0.156         --          1.403        9.58        13.44          8.25         11.57
------------------------------------------------------------------------------------------------------------------------------------
1990           1.403        0.90             0.167         --          1.570        8.92        14.00          7.75         12.17
------------------------------------------------------------------------------------------------------------------------------------
1991           1.570        1.02             0.171         --          1.741       11.20        19.50         10.75         18.72
------------------------------------------------------------------------------------------------------------------------------------
1992           1.741        1.07             0.199        0.179(2)     2.119       10.78        22.84         11.125        23.57
------------------------------------------------------------------------------------------------------------------------------------
1993           2.119        1.25(3)          0.266        0.138(2)     2.523       10.40        26.24         11.125        28.07
------------------------------------------------------------------------------------------------------------------------------------
1994           2.523        1.00             0.277        0.155(2)     2.955        9.26        27.36          8.50         25.12
------------------------------------------------------------------------------------------------------------------------------------
1995           2.955        1.04             0.310         --          3.265       11.03        36.01         10.875        35.51
------------------------------------------------------------------------------------------------------------------------------------
1996           3.265        1.31(3)          0.403         --          3.668       11.95        43.83         11.25         41.27
------------------------------------------------------------------------------------------------------------------------------------
1997           3.668        1.69(3)          0.501         --          4.169       13.32        55.53         13.313        55.50
------------------------------------------------------------------------------------------------------------------------------------
1998           4.169        1.40             0.487        0.173(2)     4.829       14.22        68.67         12.938        62.48
------------------------------------------------------------------------------------------------------------------------------------
1999           4.829        1.39             0.569         --          5.398       14.02        75.68         11.063        59.72
------------------------------------------------------------------------------------------------------------------------------------
2000
1st Quarter    5.398        0.33             0.159         --          5.557       14.48        80.47         11.188        62.17
------------------------------------------------------------------------------------------------------------------------------------

1. Net Asset Value.
2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
   1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.
3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.
   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

                                    PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Companies diversified across all sectors that are undervalued relative to the firm's projected growth rates.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

TCW INVESTMENT MANAGEMENT COMPANY
Growth companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

WESTWOOD MANAGEMENT CORPORATION
Growth companies selling at reasonable valuations based on the firm's earning projections, which are not yet reflected in consensus estimates.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS: The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five portfolio managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

PORTFOLIO CHARACTERISTICS
AS OF MARCH 31, 2000
(UNAUDITED)

                            INVESTMENT STYLE SPECTRUM
                       VALUE                         GROWTH
                       ------------------------------------

                       ------------------------------------

-------------------------------------------------------------------------------------------------------------
                            Boston       Oppen-       J.P.         West-                  Total        S&P
                           Partners      heimer      Morgan        wood        TCW        Fund      500 Index
-------------------------------------------------------------------------------------------------------------
Number of Holdings            37           31          93           45         30         189         500
-------------------------------------------------------------------------------------------------------------
Percent of Holdings
in Top 10                     45%          59%         30%          31%        53%         19%         22%
-------------------------------------------------------------------------------------------------------------
Weighted Average
Market Capitalization
(billions)                   $26          $98        $143          $49       $123         $88        $156
-------------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                        13%          16%         15%          17%        24%         16%         16%
-------------------------------------------------------------------------------------------------------------
Dividend Yield               1.9%         1.5%        1.2%         1.3%       0.2%        1.2%        1.2%
-------------------------------------------------------------------------------------------------------------
Average Price/
Earnings Ratio                15x          20x         22x          22x        40x         24x         30x
-------------------------------------------------------------------------------------------------------------
Average Price/
Book Value Ratio             2.6x         3.6x        4.0x         3.8x       8.2x        4.5x        5.5x
-------------------------------------------------------------------------------------------------------------

TOP 50 HOLDINGS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RANK         RANK                                                          MARKET
 AS OF        AS OF                                                          VALUE           PERCENT OF
3/31/00     12/31/99        SECURITY NAME                                   ($000)           NET ASSETS
-------------------------------------------------------------------------------------------------------
   1            1           Citigroup, Inc.                                 $42,907              3.0%
   2            2           Intel Corp.                                      41,969              2.9
   3            3           Cisco Systems, Inc.                              27,848              1.9
   4            5           Nokia Corp. ADR                                  26,070              1.8
   5            7           Dell Computer Corp.                              23,479              1.6
   6           11           SBC Communications, Inc.                         23,251              1.6
   7            4           Microsoft Corp.                                  23,194              1.6
   8            6           Sprint Corp. (FON Group)                         21,420              1.5
   9           51           The Progressive Corp.                            19,845              1.4
  10           15           Computer Associates International, Inc.          18,822              1.3
  11           34           Burlington Resources, Inc.                       17,986              1.2
  12           14           Monsanto Co.                                     17,201              1.2
  13            9           Siebel Systems, Inc.                             16,662              1.2
  14           20           Maxim Integrated Products, Inc.                  16,103              1.1
  15           21           XL Capital Ltd.                                  15,666              1.1
  16           18           AFLAC, Inc.                                      15,036              1.0
  17           64           Avon Products, Inc.                              14,979              1.0
  18           13           Kansas City Southern Industries, Inc.            14,463              1.0
  19           40           The Charles Schwab Corp.                         14,345              1.0
  20           23           The Home Depot, Inc.                             14,219              1.0
  21           70           Ace Ltd.                                         13,300              0.9
  22           42           Halliburton Co.                                  12,854              0.9
  23           27           GTE Corp.                                        12,823              0.9
  24           89           Wellpoint Health Networks, Inc.                  12,529              0.9
  25           58           Providian Financial Corp.                        12,231              0.8
  26           29           Freddie Mac                                      11,931              0.8
  27           17           Applied Materials, Inc.                          11,913              0.8
  28           91           El Paso Energy Corp.                             11,862              0.8
  29           28           Honeywell International, Inc.                    11,802              0.8
  30           33           Kimberly-Clark Corp.                             11,749              0.8
  31           72           FleetBoston Financial Corp.                      11,622              0.8
  32           47           CIGNA Corp.                                      11,567              0.8
  33           37           Conoco, Inc., Class B                            11,536              0.8
  34           19           Morgan Stanley Dean Witter & Co.                 11,419              0.8
  35           16           Time Warner, Inc.                                11,380              0.8
  36           31           MCI WorldCom, Inc.                               11,260              0.8
  37           10           Sterling Software, Inc.                          11,209              0.8
  38           50           Countrywide Credit Industries, Inc.              10,960              0.8
  39           32           International Business Machines Corp.            10,956              0.8
  40          120           Wal-Mart Stores, Inc.                            10,784              0.7
  41           35           Safeway, Inc.                                    10,765              0.7
  42           44           Amgen, Inc.                                      10,630              0.7
  43           25           Federated Department Stores, Inc.                10,579              0.7
  44           12           AMFM, Inc.                                       10,543              0.7
  45           56           Pfizer, Inc.                                     10,526              0.7
  46           46           Warner-Lambert Co.                               10,481              0.7
  47           52           Fannie Mae                                       10,464              0.7
  48           53           Paychex, Inc.                                    10,437              0.7
  49           26           Biogen, Inc.                                     10,390              0.7
  50           59           Tyco International Ltd.                          10,387              0.7

                                        MAJOR STOCK CHANGES IN THE FIRST QUARTER
--------------------------------------------------------------------------------

The following are the major ($5.0 million or more) stock changes--both purchases and sales -- that were made in the Fund's portfolio during the first quarter of 2000.

----------------------------------------------------------------------------------------------------------
                                                                             SHARES
                                                       ---------------------------------------------------
   SECURITY NAME                                       PURCHASED              SOLD           AS OF 3/31/00
----------------------------------------------------------------------------------------------------------
AT&T Corp.                                              91,700                                  167,400
Avon Products, Inc.                                    265,400                                  515,400
Bank One Corp.                                         200,400                                  200,400
Baxter International, Inc.                             110,000                                  110,000
Chase Manhattan Corp.                                   89,300                                   89,300
Delta Air Lines, Inc.                                  159,300                                  159,300
El Paso Energy Corp.                                   138,600                                  293,800
Eli Lilly & Co.                                        121,800                                  148,600
Gillette Co.                                           166,100                                  210,800
Illinois Tool Works, Inc.                              125,300                                  125,300
The Progressive Corp.                                  130,800                                  260,900
SBC Communications, Inc.                               161,600                                  553,600
Southwest Airlines Co.                                 414,700                                  414,700
Wal-Mart Stores, Inc.                                  136,400                                  194,300

Alcoa, Inc.                                                                 (146,200)           110,900
AMFM, Inc.                                                                   (70,200)           169,700
Applied Materials, Inc.                                                      (69,500)           126,400*
Cisco Systems, Inc.                                                          (90,700)           360,200*
Citigroup, Inc.                                                             (118,700)           723,400
Hewlett-Packard Co.                                                          (53,200)            75,100
Intel Corp.                                                                  (70,500)           318,100
Kansas City Southern Industries, Inc.                                        (69,600)           168,300
Maxim Integrated Products, Inc.                                              (98,400)           226,600
Monsanto Co.                                                                (162,800)           334,000
Nabisco Holdings Corp.                                                      (217,500)                 0
Oracle Corp.                                                                (112,300)            84,200*
Seagate Technology, Inc.                                                    (102,500)            31,700
Siebel Systems, Inc.                                                        (105,900)           139,500
Sterling Software, Inc.                                                     (242,500)           367,500
Temple-Inland, Inc.                                                         (163,900)            52,200
3Com Corp.                                                                  (104,900)            40,300
Time Warner, Inc.                                                           (114,500)           113,800

* Adjusted for stock split.

MANAGER INTERVIEW
--------------------------------------------------------------------------------

[Photo] GLEN E. BICKERSTAFF
        TCW Investment
        Management Company

Manager Interview
The TCW Formula for Success:
Pay a Reasonable Price for
Great Companies Benefiting
from Secular Trends and
Hold Them for the Long Term

TCW is a growth manager, seeking to invest in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. Its concentrated growth equity strategy seeks leading companies with distinct advantages in their business model and an inherent edge over competitors. Research plays a critical role in the selection process, and the investment horizon is long term. TCW is the newest of the Fund's five portfolio management firms, having joined the team in November 1999. Glen E. Bickerstaff, Managing Director U.S. Equities, shared his thoughts recently with the Fund Manager, Liberty Asset Management Company (LAMCO).

--------------------------------------------------------------------------------
The views expressed in this interview represent the portfolio manager's views at the time of the discussion (April 2000) and are subject to change.
--------------------------------------------------------------------------------

LAMCO: Welcome. Fund shareholders had the opportunity to hear from TCW and All-Star's other portfolio managers in the 1999 Annual Report, but this is the first time we've gone "one on one." Perhaps we could start with some insights into the firm.

BICKERSTAFF: TCW was established in 1971 and we continue today as a privately held firm that focuses solely on investment management. The shares of ownership are held primarily by employees and some outside members of the Board of Directors.

     As of December 31, 1999, we had in excess of $70 billion under management for more than 1,200 clients. The assets we manage are about one-half equity and one-half fixed income. We have in excess of 600 employees, and we're headquartered in Los Angeles. We also have offices in New York, Houston, San Francisco, Hong Kong and London.

     With our focus on the investment management business and our private ownership, we have the ability to attract and retain the best people in the business and to create a true entrepreneurial spirit. The firm has several distinct and independent investment styles that are offered to our clients.

LAMCO: So, in equity management there is no single "TCW style?"

BICKERSTAFF: That's right. We offer both U.S. and international capabilities. In the U.S. we have value-oriented products and growth-oriented products, large-cap, small-cap, mid-cap and convertible securities.

--------------------------------------------------------------------------------

LAMCO: Tell us about the investment style, objectives, philosophy and strategy that you bring to the All-Star portfolio.

BICKERSTAFF: Our concentrated core portfolio for Liberty All-Star Equity Fund is based on the philosophy that superior performance over time can be achieved by participating in the long-term success of selected extraordinary businesses purchased at attractive valuations. Our style is focused on owning high quality companies that have true business advantage, and strong and enduring business models. We also require our companies to benefit from long-term, secular trends. We're looking for companies that can truly dominate their space, but we also want them to be able to capitalize on major secular trends in the economy. We invest in companies that are growing, but we have a valuation component to our approach.

[Sidebar]
--------------------------------------------------------------------------------
"[Our philosophy is] that superior performance over time can be achieved by participating in the long-term success of selected extraordinary businesses purchased at attractive valuations."
--------------------------------------------------------------------------------

LAMCO: Let's focus on that "valuation" comment. You want strong growers, but you won't pay any price to own them?

BICKERSTAFF: That's right, this is not growth at any price. We're very careful in the selection process.

LAMCO: You also want to stay invested in those companies for a fairly long period of time?

BICKERSTAFF: Absolutely. While our valuations are based on a two-year forecast, we're affording growing companies the valuation they deserve for their ability to achieve sustainable, consistent growth. In fact, the ideal investment is the one that we never have to sell.

LAMCO: Have you owned companies that have been really long-term positions, well before you became an All-Star port-folio manager?

BICKERSTAFF: Sure, Intel has been a holding for 12 years. Our average holding period is four years.

LAMCO: How do you find those companies?

BICKERSTAFF: The first step in our investment process is to identify long-term secular changes. We think about changes in industry dynamics or technology that create significant opportunities for certain types of companies. We try to get our arms around how big the change can be, how long will it last, who will benefit and who will become a victim. Then we begin to focus on individual players within the industry to determine which of them have superior business models and advantages that are both sustainable and scalable. We want companies that will not only grow, but improve their cash flow and profitability at the same time.

[Sidebar]
--------------------------------------------------------------------------------
"We're affording growing com panies the valuation they deserve for their ability to achieve sustainable, consistent growth. In fact, the ideal investment is the one that we never have to sell."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The inputs to this process can come from company management visits, our in-house research department or from others at TCW or Wall Street. We analyze these trends and individual companies ourselves, and then make judgments as to which companies to include in the portfolio.

LAMCO: Give us a couple examples of long-term secular change, please.

BICKERSTAFF: One very long-lived secular change is based on demographics, and that is the graying of America and the opportunity it creates for financial services companies to provide investment services for the generation that's concerned about retirement. So, we own some "asset gatherers" -- lower-cost brokerage service providers, for instance. Another demographically-based trend is the demand for pharmaceutical and biotechnological health care products for an aging population.

     Another very broad trend is technology, more specifically the proliferation of technologies supporting the notion that as products become more functional, lightweight and powerful, we as business and individual consumers will demand more and more of them. The potential growth rate for companies that produce products that offer very quick productivity payback is very compelling. We believe that while the proliferation of technology has been a strong secular trend in recent years, it will continue to accelerate owing to new Internet solutions and services.

LAMCO: In what sense are you using the term "scalable?"

BICKERSTAFF: We want companies whose opportunity will get better as they get bigger ... in other words, we want companies to be able to leverage their strengths. In the case of software, the source code is scalable. In health care, it's research and development. In the case of retail or distribution companies, scale is achieved through warehousing and supply chain economies. We also very much want managements that have proven their ability to continuously create business advantage. We want companies that don't rest on their laurels, but continually reinvest to make themselves more productive and innovative.

LAMCO: How about your sell disciplines?

BICKERSTAFF: Our sell disciplines are based on the fundamentals of the company relative to price as opposed to absolute price alone. The first discipline is to sell or reduce a position at a point where the stock's price reflects the most optimistic outlook. As a means of risk control, we will also sell or scale back when a stock becomes too large a position in the portfolio.

     The second sell discipline is to sell a stock, even though there's still a compelling case for owning it, if we find a better opportunity in the marketplace. At all times, we want our concentrated portfolio to contain the very best companies we can own.

     The third sell discipline is a situation in which companies' operational expectations fail to materialize. This, for instance, could be a company that is not

[Sidebar]
--------------------------------------------------------------------------------
"The first step in our investment process is to identify long-term secular changes. We think about changes in industry dynamics or technol ogy that create significant op portunities for certain types of companies."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

meeting our cash flow projections, or experiencing a slowdown in revenue growth.

LAMCO: Returning to the investment process, do you use computer-driven screens, and who actually makes investment decisions?

BICKERSTAFF: We use screens infrequently. We will go to large databases from time to time, to simplify -- "leverage," if you will -- the evaluation process. The number of companies that we consider to be investment candidates is relatively limited since we're primarily looking for industry leaders. That leadership may be demonstrated by market share, revenue growth, cost structure, pricing power, franchise strength and/or profitability. So, the process is fairly manageable.

     In terms of decision making, I have the final authority on all buy/sell decisions, but I work closely with my team members, Brian Beitner and Leigh Crawford, as well as with TCW's researchers and research analysts.

LAMCO: Do you look at companies within a certain capitalization range?

BICKERSTAFF: Yes, we typically look at companies that have a market capitalization of $3 billion or greater. We're generally large-cap investors, but we allow ourselves to identify attractive companies that have the potential to become significantly larger.

LAMCO: How about overall portfolio construction such as the portion of the All-Star portfolio that TCW manages?

BICKERSTAFF: I believe we're adequately diversified, but at the same time we're concentrated. Our portfolios typically have 30 holdings, and we think that a 30-stock portfolio provides very good diversification, while enabling us to capture the positive effects of the good companies we identify in the investment process.

     In terms of portfolio construction, we weight the holdings such that those ideas that we believe have the greatest ability to capitalize on a secular trend or have extraordinary growth prospects will be overweighted. Thus, some positions might be 5 to 6 percent of the portfolio, others might be as small as 2 percent.

     Our portfolio characteristics versus the S&P 500 are actually fairly close in terms of weighted average market capitalization. Currently, we're a bit north of $100 billion, the S&P 500 is well north of $100 billion. But the revenue and earnings growth rates of our companies are well in excess of those in the S&P
500. In addition, our companies tend to be much more profitable than the S&P 500 and they typically have less debt. Our companies trade at a premium multiple in both earnings and book value versus the market. However, we feel that our companies' consistency of growth warrants the higher valuation. Further, the prices we're paying for the growth we're getting makes our portfolio much more compelling than the broad market.

[Sidebar]
--------------------------------------------------------------------------------
"We want companies whose opportunity will get better as they get bigger ... in other words, we want companies to be able to leverage their strengths."
--------------------------------------------------------------------------------

LAMCO: To sum up, what would you say is the most differentiating thing about TCW and what you do for All-Star?

--------------------------------------------------------------------------------

BICKERSTAFF: We feel that TCW is distinguished for fostering an environment that allows for an entrepreneurial approach to investment management. We have appropriate risk controls, but also enjoy autonomy. The firm is very, very supportive in terms of resources for research and trading, legal and compliance, and state-of-the-art information systems. The investment professionals here have all of the tools and support they need, yet they're able to act with the freedom of a smaller investment boutique. So, I think TCW is distinguished in that it has created an environment that is the best of both worlds.

     In terms of what we do for All-Star, I think what's distinctive about our concentrated growth strategy is that the investment process is designed to capture advantage in every possible way. That includes conviction-weighting the holdings, being concentrated and not overdiversified, capturing the benefit of leading companies that have a wind at their back, a valuation methodology that prevents us from paying too much, and a heavy orientation toward avoiding negative outcomes by researching our holdings and candidates for purchase very, very intensely. We are very focused on our investment approach and the principals of investing are consistently applied.

LAMCO: Broadly speaking, how do you view the stock market today? Are there one or two things you keep your eye on?

BICKERSTAFF: Looking at the economy and investment opportunities today, there are things that give us great hope and other things that give us a good deal of concern. We are very much encouraged by noninflationary factors in the economy and the opportunities that truly distinctive businesses with product and process advantage have in an expanding global marketplace. On the other hand, we do have concerns about the pace of consumer spending and potential problems for certain companies due to higher energy prices and higher interest expense. We are also concerned about high valuations accorded to certain stocks.

LAMCO: Borrowing from the term "new economy," do you think we have a "new stock market" paradigm today, as some investors suggest?

BICKERSTAFF: We note, with interest, the divergence and recent convergence between so-called "new economy" stocks and "old economy" stocks, or what is depicted by the Nasdaq Composite and the Dow Jones Industrial Average. We also note that the extraordinary gap between those two indices narrowed in the latter part of March then crossed over in the month of April. Our response has been to structure the portfolio to benefit from companies that are providing the infrastructure for technological development in the Internet-based economy. We've also structured it such that we participate in companies that utilize the Internet to reduce their cost structure and improve profitability. We have largely avoided the direct Internet companies that we feel do not yet have proven business models, but we are watching several of them with keen interest to see how they

[Sidebar]
--------------------------------------------------------------------------------
"In terms of what we do for All-Star, I think what's distinctive about our concentrated growth strategy is that the investment process is designed to capture advantage in every possible way."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

progress. In sum, rather than focus on the "new economy" or the "old economy," we'd rather orient ourselves toward the "real economy" -- that is, companies that are creating real wealth for shareholders.

LAMCO: Can you give us a few examples, drawing on companies in the All-Star portfolio?

BICKERSTAFF: Dell Computer is one that has been a long-term holding. Although Dell's growth rate has continued to be very good, the stock market has not recognized that growth over the past year. We feel that the company has distinct advantages versus its competitors with the direct model for its traditional business of computer manufacturing. But, we also feel that there's terrific opportunity for Dell moving forward as it goes into new markets for servers and Web hosting services, and for international growth as well.

     I would also mention Biogen, which is a relatively new holding for us. This is a company that's principally engaged in the business of manufacturing and selling biotech health care products. It has products used in the treatment of multiple sclerosis and the treatment of hepatitis B. We feel that Biogen is on a very rapid growth path and the industry is interesting in that the potential for the identification of molecular targets is really extraordinary from here. Biogen is one of the more mature leaders within the group.

LAMCO: How about a couple more examples?

BICKERSTAFF: Progressive Corp. of Ohio is a property and casualty insurance company with its primary emphasis in automobile insurance. This is a company that operates in a fragmented market, and it is shifting from an indirect model of paying sales agents to a direct-to-consumer model. Progressive is experiencing higher up-front costs in developing Internet and "800 number" sales platforms, but it is setting the stage for much better profitability in the future. This is a stock that last year was impacted by higher interest rates and some other factors that hurt companies within the property and casualty insurance segment, but we think that its future prospects are very attractive.

[Sidebar]
--------------------------------------------------------------------------------
"Rather than focus on the 'new economy' or the 'old economy,' we'd rather orient ourselves toward the 'real economy' -- that is, companies that are creating real wealth for shareholders."
--------------------------------------------------------------------------------

     Another name would be Southwest Airlines. We added the stock to the All-Star portfolio last quarter. Southwest Airlines is a company that has many of the attributes that we like and we have watched it for a long time. Only recently did we feel that we had an attractive valuation opportunity to buy it. Southwest has a distinct cost advantage and it has been growing more rapidly than the competition. It has a record of consistent success, having achieved positive earnings for many years. This year, with the perception of a negative impact from higher fuel costs, the stock became much more reasonably valued. While the market has been focused on the negatives, it overlooked South-west's successful expansion of revenue and profitability growth, so we established a position.

LAMCO: Thank you very much for giving us a good look at TCW and your portion of the All-Star portfolio, and for sharing insights into today's market environment. Once again, welcome to the All-Star team.

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
------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (97.1%)                                                       SHARES          MARKET VALUE
------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (1.3%)
Boeing Co.                                                                     230,000         $   8,725,625
Northrop Grumman Corp.                                                         184,500             9,766,969
                                                                                               -------------
                                                                                                  18,492,594
                                                                                               -------------

AUTOS, TIRES & ACCESSORIES (0.6%)
Delphi Automotive Systems Corp.                                                192,900             3,086,400
Ford Motor Co.                                                                  30,900             1,419,469
Lear Corp. (a)                                                                 162,500             4,570,312
                                                                                               -------------
                                                                                                   9,076,181
                                                                                               -------------

BANKS (4.4%)
ABN AMRO Holdings NV                                                           184,359             4,171,122
Astoria Financial Corp.                                                         25,600               726,400
Bank of America Corp.                                                           63,434             3,326,320
Bank One Corp.                                                                 200,400             6,888,750
Chase Manhattan Corp.                                                           89,300             7,785,844
First Union Corp.                                                              128,000             4,768,000
FleetBoston Financial Corp.                                                    318,400            11,621,600
Greenpoint Financial Corp.                                                      41,400               812,475
PNC Bank Corp.                                                                 209,300             9,431,581
Washington Mutual, Inc.                                                         96,400             2,554,600
Wells Fargo & Co.                                                              200,000             8,187,500
Zions Bancorporation                                                            75,900             3,159,338
                                                                                               -------------
                                                                                                  63,433,530
                                                                                               -------------

BROADCASTING & CABLE (1.8%)
AMFM, Inc. (a)                                                                 169,700            10,542,612
AT&T Corp-Liberty Media Group Class A (a)                                       89,100             5,279,175
Cox Communications, Inc. Class A (a)                                           112,600             5,461,100
The News Corp., Ltd. (b)                                                        75,900             4,269,375
                                                                                               -------------
                                                                                                  25,552,262
                                                                                               -------------

BUSINESS & CONSUMER SERVICES (0.7%)
America Online, Inc. (a)                                                        59,800             4,021,550
Cendant Corp. (a)                                                              112,800             2,086,800
Sabre Holdings Corp.                                                           115,624             4,270,862
                                                                                               -------------
                                                                                                  10,379,212
                                                                                               -------------

CHEMICALS (1.6%)
Monsanto Co.                                                                   334,000            17,201,000
Rohm & Haas Co.                                                                138,400             6,176,100
                                                                                               -------------
                                                                                                  23,377,100
                                                                                               -------------

COMMUNICATIONS EQUIPMENT (4.4%)
Cisco Systems, Inc. (a)                                                        360,200            27,847,963
Lucent Technologies, Inc.                                                      156,000             9,477,000
Nokia Corp. (b)                                                                120,000            26,070,000
                                                                                               -------------
                                                                                                  63,394,963
                                                                                               -------------

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
------------------------------------------------------------------------------------------------------------
  COMMON STOCKS -- CONTINUED                                                  SHARES          MARKET VALUE
------------------------------------------------------------------------------------------------------------

COMPUTER & BUSINESS EQUIPMENT (4.8%)
Apple Computer, Inc. (a)                                                        11,300         $   1,534,681
Compaq Computer Corp.                                                          260,200             6,927,825
Dell Computer Corp. (a)                                                        435,300            23,478,994
EMC Corp. (a)                                                                   27,500             3,437,500
Hewlett-Packard Co.                                                             75,100             9,955,444
International Business Machines Corp.                                           92,850            10,956,300
Seagate Technology, Inc. (a)                                                    31,700             1,909,925
Sun Microsystems, Inc. (a)                                                      96,000             8,995,500
3Com Corp. (a)                                                                  40,300             2,241,687
                                                                                               -------------
                                                                                                  69,437,856
                                                                                               -------------

COMPUTER SERVICES & SOFTWARE (6.3%)
Citrix Systems, Inc. (a)                                                        18,300             1,212,375
Computer Associates International, Inc.                                        318,000            18,821,625
Electronic Data Systems Corp.                                                  119,700             7,683,244
Intuit, Inc. (a)                                                               100,900             5,486,437
Microsoft Corp. (a)                                                            218,300            23,194,375
Oracle Corp. (a)                                                                84,200             6,572,863
Parametric Technology Corp. (a)                                                 11,900               250,644
Siebel Systems, Inc. (a)                                                       139,500            16,661,531
Sterling Software, Inc. (a)                                                    367,500            11,208,750
                                                                                               -------------
                                                                                                  91,091,844
                                                                                               -------------

CONSUMER PRODUCTS (3.2%)
Avon Products, Inc.                                                            515,400            14,978,813
Clorox Co.                                                                      23,100               750,750
Gillette Co.                                                                   210,800             7,944,525
Kimberly-Clark Corp.                                                           209,800            11,748,800
Philip Morris Companies, Inc.                                                  138,300             2,921,587
Procter & Gamble Co.                                                            89,500             5,034,375
UST, Inc.                                                                      195,000             3,046,875
                                                                                               -------------
                                                                                                  46,425,725
                                                                                               -------------

DIVERSIFIED (3.4%)
Cooper Industries, Inc.                                                         18,200               637,000
General Electric Co.                                                            39,100             6,067,831
Honeywell International, Inc.                                                  224,000            11,802,000
Loews Corp.                                                                     51,600             2,580,000
Minnesota Mining & Manufacturing Co.                                            75,000             6,642,187
The Seagram Co., Ltd.                                                           66,900             3,980,550
Textron, Inc.                                                                  110,000             6,696,250
Tyco International Ltd.                                                        208,268            10,387,367
                                                                                               -------------
                                                                                                  48,793,185
                                                                                               -------------

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
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  COMMON STOCKS -- CONTINUED                                                  SHARES          MARKET VALUE
------------------------------------------------------------------------------------------------------------

DRUGS & HEALTH CARE (7.4%)
ALZA Corp. (a)                                                                 110,000         $   4,131,875
American Home Products Corp.                                                    56,500             3,029,813
Amgen, Inc. (a)                                                                173,200            10,630,150
Baxter International, Inc.                                                     110,000             6,895,625
Biogen, Inc. (a)                                                               148,700            10,390,413
Bristol-Myers Squibb Co.                                                        71,000             4,100,250
Eli Lilly & Co.                                                                148,600             9,361,800
Forest Laboratories, Inc. (a)                                                   17,400             1,470,300
Medtronic, Inc.                                                                129,900             6,681,731
PE Corp-PE Biosystems Group                                                     22,100             2,132,650
Pfizer, Inc.                                                                   287,900            10,526,344
Pharmacia & Upjohn, Inc.                                                       141,300             8,372,025
SmithKline Beecham PLC (b)                                                      58,600             3,871,263
Tenet Healthcare Corp. (a)                                                     111,900             2,573,700
Warner-Lambert Co.                                                             107,500            10,481,250
Wellpoint Health Networks, Inc. (a)                                            179,300            12,528,587
                                                                                               -------------
                                                                                                 107,177,776
                                                                                               -------------

ELECTRIC & GAS UTILITIES (1.8%)
Columbia Energy Group                                                           43,300             2,565,525
DTE Energy Co.                                                                  43,800             1,270,200
Florida Progress Corp.                                                         174,900             8,023,537
Peco Energy Co.                                                                182,200             6,718,625
P G & E Corp.                                                                   52,900             1,110,900
Reliant Energy, Inc.                                                           289,300             6,780,469
                                                                                               -------------
                                                                                                  26,469,256
                                                                                               -------------

ELECTRONICS & ELECTRICAL EQUIPMENT (6.0%)
Applied Materials, Inc. (a)                                                    126,400            11,913,200
Emerson Electric Co.                                                           120,000             6,345,000
Intel Corp.                                                                    318,100            41,969,319
Maxim Intergrated Products, Inc. (a)                                           226,600            16,102,762
Motorola, Inc.                                                                  27,900             3,972,263
Sensormatic Electronics Corp. (a)                                               71,700             1,608,769
Texas Instruments, Inc.                                                         23,600             3,776,000
                                                                                               -------------
                                                                                                  85,687,313
                                                                                               -------------

FINANCIAL SERVICES (9.7%)
AXA Financial, Inc. (b)                                                        103,500             3,713,062
Capital One Financial Corp.                                                     44,000             2,109,250
The Charles Schwab Corp.                                                       252,500            14,345,156
The CIT Group, Inc.                                                            112,000             2,184,000
Citigroup, Inc.                                                                723,400            42,906,663
Countrywide Credit Industries, Inc.                                            402,200            10,959,950
Fannie Mae                                                                     185,400            10,463,512
Freddie Mac                                                                    270,000            11,930,625
The Goldman Sachs Group, Inc.                                                   28,800             3,027,600

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
------------------------------------------------------------------------------------------------------------
  COMMON STOCKS -- CONTINUED                                                  SHARES          MARKET VALUE
------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- CONTINUED
Morgan Stanley Dean Witter & Co.                                               140,000       $    11,418,750
Paychex, Inc.                                                                  199,275            10,437,028
Providian Financial Corp.                                                      141,200            12,231,450
U.S. Bancorp                                                                   149,200             3,263,750
                                                                                             ---------------
                                                                                                 138,990,796
                                                                                             ---------------

FOOD, BEVERAGE & RESTAURANTS (2.0%)
Anheuser-Busch Companies, Inc.                                                 118,000             7,345,500
Bestfoods                                                                       24,600             1,151,587
The Coca-Cola Co.                                                               24,900             1,168,744
Diageo PLC (b)                                                                 160,000             4,820,000
International Home Foods, Inc. (a)                                             220,100             3,521,600
McDonald's Corp.                                                               150,000             5,634,375
Sara Lee Corp.                                                                 291,200             5,241,600
                                                                                             ---------------
                                                                                                  28,883,406
                                                                                             ---------------

HOTELS & ENTERTAINMENT/LEISURE (2.4%)
Carnival Corp.                                                                 100,000             2,481,250
Mirage Resorts, Inc. (a)                                                       175,800             3,406,125
Pixar, Inc. (a)                                                                122,100             4,357,444
Starwood Hotels & Resorts Worldwide, Inc.                                      151,100             3,966,375
Time Warner, Inc.                                                              113,800            11,380,000
The Walt Disney Co.                                                            222,300             9,197,662
                                                                                             ---------------
                                                                                                  34,788,856
                                                                                             ---------------

INDUSTRIAL EQUIPMENT (2.3%)
Caterpillar, Inc.                                                              130,000             5,126,875
Deere & Co.                                                                    226,000             8,588,000
Dover Corp.                                                                    110,000             5,266,250
Illinios Tool Works, Inc.                                                      125,300             6,922,825
Ingersoll-Rand Co.                                                             149,100             6,597,675
                                                                                             ---------------
                                                                                                  32,501,625
                                                                                             ---------------

INSURANCE (7.2%)
ACE Ltd.                                                                       581,400            13,299,525
AFLAC, Inc.                                                                    330,000            15,035,625
Allmerica Financial Corp.                                                      193,500             9,868,500
Ambac Financial Group, Inc.                                                     70,300             3,541,363
American International Group, Inc.                                              67,900             7,435,050
Aon Corp.                                                                       33,300             1,073,925
CIGNA Corp.                                                                    152,700            11,567,025
Marsh & McLennan Companies, Inc.                                                54,600             6,023,062
The Progressive Corp.                                                          260,900            19,844,706
XL Capital Ltd.                                                                282,900            15,665,588
                                                                                             ---------------
                                                                                                 103,354,369
                                                                                             ---------------
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                                       17
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
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  COMMON STOCKS -- CONTINUED                                                  SHARES          MARKET VALUE
------------------------------------------------------------------------------------------------------------

METALS & MINING (1.1%)
Alcan Aluminum Ltd.                                                            136,300          $  4,617,162
Alcoa, Inc.                                                                    110,900             7,790,725
Allegheny Technologies, Inc.                                                    63,900             1,281,993
Reynolds Metals Co.                                                             24,300             1,625,063
                                                                                                ------------
                                                                                                  15,314,943
                                                                                                ------------

OIL & GAS (7.6%)
Apache Corp.                                                                   176,200             8,765,950
Burlington Resources, Inc.                                                     486,100            17,985,700
Conoco, Inc. Class A                                                           336,500             8,286,312
Conoco, Inc. Class B                                                           450,200            11,536,375
Cooper Cameron Corp. (a)                                                         7,100               474,813
Devon Energy Corp.                                                              99,379             4,826,093
Dynegy Inc. (a)                                                                 15,200               953,800
El Paso Energy Corp.                                                           293,800            11,862,175
Exxon Mobil Corp.                                                              129,227            10,055,476
Global Marine, Inc. (a)                                                         57,100             1,448,913
Halliburton Co.                                                                313,500            12,853,500
Occidental Petroleum Corp.                                                     343,800             7,133,850
Royal Dutch Petroleum Co.                                                       33,362             1,920,400
Texaco, Inc.                                                                    76,000             4,075,500
Tosco Corp.                                                                    107,500             3,272,031
USX-Marathon Group                                                             177,300             4,620,881
                                                                                                ------------
                                                                                                 110,071,769
                                                                                                ------------

PAPER (0.2%)
Smurfit-Stone Container Corp. (a)                                               47,200               799,450
Temple-Inland, Inc.                                                             52,200             2,600,213
                                                                                                ------------
                                                                                                   3,399,663
                                                                                                ------------

PUBLISHING (0.6%)
R. R. Donnelley & Sons Co.                                                     220,000             4,606,250
Tribune Co.                                                                     98,400             3,597,750
                                                                                                ------------
                                                                                                   8,204,000
                                                                                                ------------

REAL ESTATE INVESTMENT TRUSTS (0.3%)
Kimco Realty Corp.                                                              59,900             2,246,250
Vornado Realty Trust                                                            71,700             2,401,950
                                                                                                ------------
                                                                                                   4,648,200
                                                                                                ------------

RETAIL TRADE (6.2%)
Abercrombie & Fitch Co. (a)                                                     53,900               862,400
Circuit City Stores, Inc.                                                      117,400             7,146,725
Federated Department Stores, Inc. (a)                                          269,900            10,579,450
Harcourt General, Inc.                                                         156,500             5,829,625
The Home Depot, Inc.                                                           220,450            14,219,025
The Limited, Inc.                                                              221,500             9,330,687


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
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  COMMON STOCKS -- CONTINUED                                                  SHARES          MARKET VALUE
------------------------------------------------------------------------------------------------------------

RETAIL TRADE-- CONTINUED
May Department Stores Co.                                                      225,000        $    6,412,500
Office Depot, Inc. (a)                                                         380,000             4,393,750
Safeway, Inc. (a)                                                              237,900            10,764,975
Target Corp.                                                                    28,100             2,100,475
Tiffany & Co.                                                                   67,700             5,661,413
The TJX Companies, Inc.                                                         80,800             1,792,750
Wal-Mart Stores, Inc.                                                          194,300            10,783,650
                                                                                              --------------
                                                                                                  89,877,425
                                                                                              --------------

TELECOMMUNICATIONS (6.1%)
Allegiance Telecom, Inc. (a)                                                    11,550               931,218
AT&T Corp.                                                                     167,400             9,416,250
Bell Atlantic Corp.                                                             77,600             4,743,300
Global Crossing Ltd. (a)                                                        42,100             1,723,469
GTE Corp.                                                                      180,600            12,822,600
Level 3 Communications, Inc. (a)                                                13,800             1,459,350
MCI WorldCom, Inc. (a)                                                         248,500            11,260,156
SBC Communications, Inc.                                                       553,600            23,251,200
Sprint Corp. (FON Group)                                                       340,000            21,420,000
Sprint Corp. (PCS Group) (a)                                                    22,000             1,436,875
                                                                                              --------------
                                                                                                  88,464,418
                                                                                              --------------

TRANSPORTATION (3.7%)
AMR Corp. (a)                                                                  160,000             5,100,000
Burlington Northern Santa Fe Corp.                                             200,000             4,425,000
Delta Air Lines, Inc.                                                          159,300             8,482,725
Kansas City Southern Industries, Inc.                                          168,300            14,463,281
Southwest Airlines Co.                                                         414,700             8,630,944
Union Pacific Corp.                                                             79,500             3,110,438
United Parcel Service, Inc. Class B                                            133,300             8,397,900
                                                                                              --------------
                                                                                                  52,610,288
                                                                                              --------------

TOTAL COMMON STOCKS
(Cost $1,013,976,250)                                                                          1,399,898,555
                                                                                              --------------

PREFERRED STOCK (0.5%)
BROADCASTING & CABLE (0.5%)
The News Corp., Ltd. (b)
(Cost $4,611,740)                                                              150,000             7,162,500
                                                                                              --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 SHORT-TERM                                 INTEREST          MATURITY           PAR           MARKET
 INVESTMENTS (1.8%)                           RATE              DATE            VALUE          VALUE
--------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.0%)
CIT Group                                      5.95%           04/04/00      $ 3,700,000  $    3,698,165
Household Finance                              6.00            04/06/00        7,000,000       6,994,157
Household Finance                              6.04            04/11/00        3,300,000       3,294,463
                                                                                          --------------
TOTAL COMMERCIAL PAPER (COST $13,986,786)                                                     13,986,785
                                                                                          --------------
REPURCHASE AGREEMENT (0.8%)
SBC Warburg Ltd., Repurchase Agreement dated 3/31/00,
6.10% to be repurchased at $11,964,079 on 4/3/00,
collateralized by U.S. Treasury bonds and notes with various
maturities to 2021, with a current market value of $12,249,041.               11,958,000      11,958,000
                                                                                          --------------

TOTAL SHORT-TERM INVESTMENTS (COST $25,944,786)                                               25,944,786
                                                                                          --------------

TOTAL INVESTMENTS (99.4%) (COST $1,044,532,776)                                            1,433,005,840

OTHER ASSETS AND LIABILITIES, NET (0.6%)                                                       8,830,446
                                                                                          --------------

NET ASSETS (100.0%)                                                                       $1,441,836,286
                                                                                          ==============

NET ASSET VALUE PER SHARE (99,577,653 SHARES OUTSTANDING)                                         $14.48
                                                                                          ==============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.

             Gross unrealized appreciation and depreciation of investments at March 31, 2000 is as follows:
                   Gross unrealized appreciation               $442,759,106
                   Gross unrealized depreciation                (54,286,042)
                                                               ------------
                          Net unrealized appreciation          $388,473,064
                                                               ============

                                                 PER SHARE CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                              THREE MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                  MARCH 31, 2000       ------------------------------------------------------
                                     (UNAUDITED)       1999       1998       1997          1996          1995
-------------------------------------------------------------------------------------------------------------

PER SHARE CHANGES IN NET ASSETS:

Net asset value at beginning of period    $14.02     $14.22     $13.32     $11.95        $11.03        $ 9.26
                                          ======     ======     ======     ======        ======        ======
Net investment income                       0.01       0.05       0.05       0.05          0.08          0.10
Distributions declared                     (0.33)     (1.39)     (1.40)     (1.33)        (1.18)        (1.04)
Change due to rights offering (a)             --         --      (0.10)        --            --            --
Impact of shares issued in dividend
     reinvestment (b)                         --      (0.08)        --         --            --            --
Net realized and unrealized gains
     on investments                         0.78       1.22       2.35       3.01(c)       2.15(c)       2.71
Provision for federal income tax              --         --         --      (0.36)        (0.13)           --
                                          ======     ======     ======     ======        ======        ======
Net asset value at end of period          $14.48     $14.02     $14.22     $13.32        $11.95        $11.03
                                          ======     ======     ======     ======        ======        ======

(a) Effect of All-Star's rights offering for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(c) Before provision for federal income tax.

DISTRIBUTION POLICY
--------------------------------------------------------------------------------

DISTRIBUTION POLICY
Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

                                                      DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN
Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 4.327 shares as of March 31, 2000, with a total net asset value of $62.65. Participants are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

NOTES
--------------------------------------------------------------------------------

[Logo] LIBERTY                                           USA
       ALL*STAR                                         Listed
       --------                                          NYSE
       EQUITY FUND                           THE NEW YORK STOCK EXCHANGE

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: www.libertyallstar.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

TRUSTEES
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer*
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Trustees
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Pamela A. McGrath, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.

--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[Logo] LIBERTY
       FINANCIAL

[Logo] LIBERTY
       ALL*STAR
       --------
       EQUITY FUND

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214


           USA                     A MEMBER OF THE
          Listed                   CLOSED-END
           NYSE                    FUND
THE NEW YORK STOCK EXCHANGE        ASSOCIATION, INC.
                                   WWW.CLOSED-ENDFUNDS.COM